UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 10, 2006 - July 7, 2006
(Date of Report - Date of earliest event reported)

TRONOX INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-32669	20-2868245
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 Robert S. Kerr Avenue
Oklahoma City, Oklahoma	73102
(Address of principal executive offices)	(Zip Code)

(405) 775-5000
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                On July 7, 2006, Tronox Incorporated issued a press release announcing that it will hold a conference call on Wednesday August 2, 2006 at 10 a.m. EDT to discuss its second-quarter 2006 financial and operating results and expectations for the future. Interested parties may listen to the call via Tronox’s website at www.tronox.com or by calling 1-800-638-4817 in the United States, or 1-617-614-3943 outside the United States. The code for both dial-in numbers will be #52052322. The press release is attached hereto as an exhibit and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits 99.1 Press Release Dated July 7, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRONOX INCORPORATED

	By:	/s/ Roger G. Addison
Roger G. Addison
Vice President, General Counsel and Secretary

Dated: July 10, 2006